[LOGO]USAA(R)

                              USAA INTERMEDIATE-TERM
                                                BOND Fund

                                                                       [GRAPHIC]

                          A n n u a l  R e p o r t

--------------------------------------------------------------------------------
  July 31, 2002

M E S S A G E
=============-------------------------------------------------------------------
              from the PRESIDENT

                                    [GRAPHIC]
                          ... IT IS MORE IMPORTANT THAN
                      EVER TO BE PROPERLY DIVERSIFIED IN A
[PHOTO]               COMBINATION OF EQUITIES, FIXED-INCOME
                            INVESTMENTS AND CASH....
                                    [GRAPHIC]

--------------------------------------------------------------------------------

                 The last year has seen one of the most challenging, volatile markets in many decades. The bond markets have offered little respite to those seeking sanctuary from the turbulent equity markets. In fact, investor confidence in the corporate fixed-income market has been diminished, just as it has been in the equity markets, because the bond market has also felt the full impact of major bankruptcies, corporate mismanagement, and accounting fraud.

                 Given this challenging climate, USAA is more conscious than ever of the need to take all steps necessary to manage our funds with the best interests of our shareholders in mind. As you may know, we've made changes to our equity funds management with the goal of providing competitive performance with attractive expense ratios. We've also taken steps in our fixed-income funds; for example, we are reducing the credit risk in all taxable fixed-income portfolios. We will maintain this strategy until we see signs of a sustained economic recovery and a return to rational pricing in the bond market. We are confident these steps will help investors when evaluating their goals in the current environment and in the future.

                 In spite of recent market fluctuations, we believe there are some good values in government and municipal bonds. They continue

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 to perform well as investors seek the comfort and relative safety of these sectors. The key is that investors must maintain a long-term investment outlook and be willing to withstand additional volatility in the near-term.

                 Clearly, it is more important than ever to be properly diversified in a combination of equities, fixed-income investments and cash to help offset weak areas with stronger ones. As we have been for the last 30 years, we are here to offer you guidance to help you with your financial goals. We are happy that you have chosen USAA to be your trusted investment adviser and we remain committed to improving the performance in all of our mutual funds. Thank you for investing WITH us and IN us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                        1

FINANCIAL INFORMATION

  Independent Auditors' Report                                    8

  Portfolio of Investments                                        9

  Notes to Portfolio of Investments                              16

  Financial Statements                                           17

  Notes to Financial Statements                                  20

DIRECTORS' INFORMATION                                           30

                 THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

                 USAA with the eagle is registered in the U.S. Patent & Trademark Office.
                 (c)2002, USAA. All rights reserved.

I N V E S T M E N T
===================-------------------------------------------------------------
                    OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 High current income without undue risk to principal.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally, at least 80% of the Fund's assets will be invested in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity between three to 10 years.

-------------------------------------------------------------------------------
                                       7/31/02                  7/31/01
-------------------------------------------------------------------------------
Net Assets                           $194.9 Million           $136.5 Million
Net Asset Value Per Share                $9.76                   $10.41

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/02
--------------------------------------------------------------------------------
1 YEAR                                         SINCE INCEPTION ON 8/2/99
0.09%                                                   6.38%

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        OVERVIEW

--------------------------------------------------------------------------------
                    CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

              USAA          LEHMAN BROTHERS    LIPPER INTERMEDIATE    LIPPER INTERMEDIATE
        INTERMEDIATE-TERM      AGGREGATE      INVESTMENT GRADE DEBT     INVESTMENT GRADE
           BOND FUND          BOND INDEX          FUNDS AVERAGE            FUNDS INDEX
        -----------------   ---------------   ---------------------   -------------------
8/1/99      10000.00            10000.00             10000.00                10000.00
Aug-99      10009.94             9994.91              9987.27                 9989.34
Sep-99      10139.20            10110.95             10089.37                10099.27
Oct-99      10173.89            10148.25             10104.74                10114.64
Nov-99      10217.51            10147.53             10114.62                10126.52
Dec-99      10176.92            10098.59             10075.76                10079.97
Jan-00      10146.73            10065.53             10037.48                10044.13
Feb-00      10261.74            10187.26             10137.64                10153.17
Mar-00      10387.82            10321.46             10255.91                10278.50
Apr-00      10311.27            10291.91             10200.70                10214.83
May-00      10222.28            10287.18             10182.14                10196.30
Jun-00      10458.17            10501.21             10384.83                10412.21
Jul-00      10556.34            10596.53             10465.09                10501.09
Aug-00      10602.09            10750.11             10602.60                10646.70
Sep-00      10742.29            10817.70             10673.36                10717.23
Oct-00      10691.89            10889.28             10706.50                10755.01
Nov-00      10856.73            11067.33             10865.01                10926.16
Dec-00      11094.30            11272.63             11073.41                11146.90
Jan-01      11352.94            11456.98             11257.08                11342.75
Feb-01      11497.47            11556.79             11359.91                11451.76
Mar-01      11594.71            11614.80             11412.76                11496.27
Apr-01      11550.60            11566.60             11351.22                11434.43
May-01      11628.19            11636.36             11417.52                11504.85
Jun-01      11692.79            11680.33             11451.43                11547.16
Jul-01      12026.24            11941.47             11705.60                11827.28
Aug-01      12162.73            12078.22             11827.23                11957.52
Sep-01      12291.65            12218.96             11929.03                12049.56
Oct-01      12443.35            12474.65             12149.00                12295.18
Nov-01      12165.01            12302.66             11997.67                12140.79
Dec-01      12025.50            12224.54             11919.53                12062.75
Jan-02      12075.59            12323.49             11994.18                12149.80
Feb-02      12102.75            12442.92             12088.89                12267.23
Mar-02      11995.26            12235.92             11899.18                12054.36
Apr-02      12111.30            12473.20             12094.95                12271.81
May-02      12200.42            12579.18             12188.76                12372.54
Jun-02      12187.02            12687.95             12223.36                12364.56
Jul-02      12037.16            12841.05             12301.88                12413.66

                 DATA SINCE INCEPTION ON 8/2/99 THROUGH 7/31/02.

                 See the following page for benchmark definitions.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund to the following benchmarks:

                 o The Lehman Brothers Aggregate Bond Index, an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.

                 o The Lipper Intermediate Investment Grade Debt Funds Average, the average performance level of all intermediate investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Intermediate Investment Grade Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category.

4

M A N A G E R ' S
=================---------------------------------------------------------------
                  COMMENTARY on the Fund

[PHOTO]           Matthew Freund, CFA

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

                 The one-year dividend yield of your USAA Intermediate-Term Bond Fund was 6.82% for the period ended July 31, 2002, compared to a 5.13% average yield for funds in the Lipper Intermediate Investment Grade Debt Funds category. While the Fund's dividend yield compared favorably, the Fund's total return underperformed for the period versus its peers.

WHAT WERE THE RELEVANT MARKET CONDITIONS DURING THE PERIOD?

                 The period began on a positive note. The Federal Reserve Board had aggressively cut interest rates during 2001, causing yields to fall (and prices to rise) throughout the market. In response, the economy was showing signs of a modest recovery. But after the terrorist attacks of September 11 and the Enron debacle, the fixed-income market became treacherous and rumor-driven. All but the highest-quality securities were increasingly volatile, mostly on the down side. In January, with short-term interest rates near historic lows, most market participants thought the Fed

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE DEFINITION.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 would begin tightening in mid-2002. However, as economic data weakened during the summer, expectations of a rate increase were pushed back to 2003. The market struggled with a crisis of confidence in American corporate governance and accounting practices, as well as with fears that another terrorist attack would occur. In our opinion, the renewed emphasis on the quality of earnings is long overdue and should be beneficial for all investors. When trust is restored in financial reporting (and we see signs of it already), the market should begin to stabilize.

WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

                 Given the current conditions in the credit markets, we are striving to reduce the price volatility of the Fund. We have increased the Fund's credit quality and have further diversified its holdings across asset classes. We have employed asset-backed securities because they are backed by a reliable pool of assets and provide attractive yields. We have also bought mortgage-backed securities at reasonably attractive prices for their stable cash flows and excellent credit quality. Using fundamental research, we are making selective purchases in the corporate market across a greater number of names (reducing the size of the position we take in any one issuer), thereby limiting our exposure to any unforeseen credit problems. We eliminated our telecom holdings because of the uncertainty in that sector. While one effect of this strategy is a lower overall yield, the Fund should be better insulated from market instability.

WHAT IS THE OUTLOOK?

                 We do not expect a Fed rate increase in 2002. The underlying economy remains sound and we believe that we will continue to see a modest recovery. A "double dip" recession remains unlikely unless there is an unexpected turn for the worse in the economy. Going forward, we will continue to emphasize our research and look for opportunities to add value by purchasing issues that have been unfairly punished by the market.

6

P O R T F O L I O
=================---------------------------------------------------------------
                  HIGHLIGHTS

 PORTFOLIO RATINGS MIX
        7/31/02

      [PIE CHART]

AAA                          43%
A                            18%
BBB                          38%
ST1/ST2                       1%

                 The four highest long-term credit ratings, in descending order of credit quality, are AAA, AA, A, and BBB. The two short-term credit ratings are ST1 and ST2. This chart reflects the higher rating of either Moody's Investors Service, Standard & Poor's Rating Service, or Fitch Ratings. Unrated securities that have been determined by USAA Investment Management Company to be of equivalent investment quality to category AAA account for 25.0% of the Fund's investments and are included in the appropriate category above.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-15.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 PORTFOLIO MIX
                    7/31/02

                  [PIE CHART]

Corporate Obligations                         55.9%
Asset-Backed Securities                        2.8%
Commercial Mortgage-Backed Securities          8.7%
Collateralized Mortgage Obligations           21.4%
Cash Equivalent                                1.2%
U.S. Treasury Inflation-Indexed Notes          7.0%

                 PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-15.

8

I N D E P E N D E N T
=====================-----------------------------------------------------------
                      AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS

                 USAA INTERMEDIATE-TERM BOND FUND

                 We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (a portfolio of USAA Mutual Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2001, and the financial highlights for each of the periods presented through July 31, 2001 were audited by other auditors whose report dated September 7, 2001, expressed an unqualified opinion on the statement and financial highlights.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers.
                 An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA Intermediate-Term Bond Fund at July 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                    /s/ ERNST & YOUNG LLP

                 San Antonio, Texas
                 September 6, 2002

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

                 CORPORATE OBLIGATIONS - debt securities issued as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market price of these securities generally varies inversely to the movement of interest rates.

                 COLLATERALIZED MORTGAGE-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS, AND ASSET-BACKED SECURITIES - securities that represent ownership in a pool of commercial or residential mortgages or other loans. They differ from conventional bonds in that principal is paid back to the investor or payments are made on the underlying mortgages or assets in the pool. Like other fixed-income securities, when interest rates rise, the value of these securities generally will decline. However, when interest rates decline, the value of these securities with prepayment features may not increase as much as other fixed-income securities.

                 TREASURY INFLATION-INDEXED NOTES - securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

                 CASH EQUIVALENTS - consist of short-term obligations issued by banks, corporations, and U.S. government agencies. The interest rate is constant to maturity.

PORTFOLIO DESCRIPTION ABBREVIATIONS
--------------------------------------------------------------------------------

                 CP    Commercial Paper
                 MTN   Medium-Term Note

10

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------
           CORPORATE OBLIGATIONS (55.9%)

           AIRLINES (2.1%)
   $4,000  Northwest Airlines, Inc., Pass-Through
             Certificates, Series 2002-1, Class G-2(b)        6.26%  11/20/2021   $  4,049
                                                                                  --------

           BANKS (4.4%)
    1,000  Compass Bank, Notes                                8.10    8/15/2009      1,137
    2,000  First Union Corp., Callable/Putable
             Subordinated Debentures                          6.18    2/15/2036      2,099
    2,000  Imperial Bancorp, Subordinated Capital
             Notes                                            8.50    4/01/2009      2,334
    1,000  Southtrust Bank, N.A., Callable/Putable
             Subordinated Notes                               6.57   12/15/2027      1,089
    1,950  Union Planters Bank, N.A.,
             Callable/Putable Subordinated Notes              6.50    3/15/2018      1,997
                                                                                  --------
                                                                                     8,656
                                                                                  --------

           BUILDING PRODUCTS (0.5%)
    1,000  York International Corp., Senior Notes             6.63    8/15/2006      1,066
                                                                                  --------

           CASINOS & GAMING (1.7%)
    3,000  Harrah's Operating Co., Inc.,
             Guaranteed Senior Notes                          8.00    2/01/2011      3,230
                                                                                  --------

           CONSUMER FINANCE (2.9%)
    2,000  Capital One Bank, Notes                            6.50    7/30/2004      1,805
    2,000  Ford Motor Credit Co., Notes                       6.50    1/25/2007      1,988
    2,000  Household Finance Corp., Notes                     6.38   10/15/2011      1,838
                                                                                  --------
                                                                                     5,631
                                                                                  --------

           DIVERSIFIED FINANCIAL SERVICES (1.6%)
    3,000  CIT Group, Inc., Senior Notes                      7.38    4/02/2007      3,069
                                                                                  --------

           DIVERSIFIED METALS & MINING (1.6%)
    3,000  Brascan Corp., Notes                               8.13   12/15/2008      3,160
                                                                                  --------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------

           ELECTRIC UTILITIES (7.7%)
   $1,000  Dominion Fiber Ventures, LLC, Senior
             Secured Notes                                    7.05%   3/15/2005   $    965
    3,500  El Paso Electric Co., First Mortgage
             Bond, Series E                                   9.40    5/01/2011      3,917
    1,000  Empire District Electric Co.,
             Senior Notes                                     7.70   11/15/2004      1,082
    1,000  Pinnacle One Partners, LP,
             Senior Notes(a)                                  8.83    8/15/2004        840
    5,000  PSE&G Energy Holdings, Inc.,
             Senior Notes                                     8.63    2/15/2008      3,219
    3,000  Southern Power Co., Senior Notes(a)                6.25    7/15/2012      2,990
    2,000  Teco Energy, Inc., Notes                           6.13    5/01/2007      1,975
                                                                                  --------
                                                                                    14,988
                                                                                  --------

           ENVIRONMENTAL SERVICES (1.5%)
    2,000  Waste Management, Inc., Senior Notes               6.50   11/15/2008      1,998
    1,000  Waste Management, Inc., Senior Notes               7.38    8/01/2010        990
                                                                                  --------
                                                                                     2,988
                                                                                  --------

           FERTILIZERS & AGRICULTURAL CHEMICALS (1.1%)
    2,000  Agrium, Inc., Notes                                8.25    2/15/2011      2,116
                                                                                  --------

           FOREST PRODUCTS (0.8%)
    1,500  Nexfor, Inc., Debentures                           8.13    3/20/2008      1,628
                                                                                  --------

           GAS UTILITIES (5.3%)
    3,000  Gemstone Investor Ltd., Senior Secured
             Notes(a)                                         7.71   10/31/2004      2,379
    2,000  Kinder Morgan Energy Partners, Notes               6.75    3/15/2011      2,083
    2,000  Limestone Electron Trust, Senior
             Secured Notes(a)                                 8.63    3/15/2003      1,760
    2,000  Peoples Energy Corp., Notes                        6.90    1/15/2011      2,086
    2,000  Texas Eastern Transmission, LP,
             Senior Notes                                     5.25    7/15/2007      2,010
                                                                                  --------
                                                                                    10,318
                                                                                  --------

12

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------
           HEALTH CARE FACILITIES (0.5%)
   $1,000  HEALTHSOUTH Corp., Senior Notes                    7.38%  10/01/2006   $    925
                                                                                  --------

           HOMEBUILDING (1.1%)
    2,000  Pulte Corp., Senior Notes                          7.00   12/15/2003      2,067
                                                                                  --------

           INDUSTRIAL MACHINERY (1.1%)
    2,000  Giddings and Lewis, Inc., Notes                    7.50   10/01/2005      2,154
                                                                                  --------

           INTEGRATED OIL & GAS (2.8%)
    2,000  Occidental Petroleum Corp., Senior Notes           5.88    1/15/2007      2,096
    3,000  Pemex Finance Ltd., Senior Notes                   8.88   11/15/2010      3,348
                                                                                  --------
                                                                                     5,444
                                                                                  --------

           METAL & GLASS CONTAINERS (1.1%)
    2,000  Pactiv Corp., Notes                                7.20   12/15/2005      2,154
                                                                                  --------

           OIL & GAS EXPLORATION & PRODUCTION (3.3%)
    5,000  Devon Financing Corp., ULC, Notes                  6.88    9/30/2011      5,327
    1,000  Woodside Finance Ltd., Notes (a)                   6.60    4/15/2008      1,067
                                                                                  --------
                                                                                     6,394
                                                                                  --------

           PACKAGED FOODS & MEAT (1.1%)
    2,000  Tyson Foods, Inc., Notes                           8.25   10/01/2011      2,245
                                                                                  --------

           REAL ESTATE INVESTMENT TRUSTS (10.6%)
    1,105  American Health Properties, Inc., Notes            7.50    1/15/2007      1,198
    1,000  CarrAmerica Realty Corp., Senior Notes             7.13    1/15/2012      1,063
    1,000  EOP Operating, LP, Notes                           6.80    1/15/2009      1,056
    2,000  Gables Realty, LP, Senior Notes                    5.75    7/15/2007      2,050
    1,000  Health Care Properties Investors, Inc.,
             Senior Notes                                     6.50    2/15/2006      1,058
    1,350  Health Care Properties Investors, Inc.,
             Callable/Putable Subordinated Notes              6.88    6/08/2015      1,449
    4,000  Nationwide Health Properties, Inc.,
             MTN, Series B                                    7.60    5/10/2007      4,250
    2,000  New Plan Excel Realty Trust, Inc.,
             Senior Notes                                     5.88    6/15/2007      2,057

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------
   $4,000  Pan Pacific Retail Properties, Inc.,
             Notes                                            7.95%   4/15/2011   $  4,398
    2,000  TriNet Corporate Realty Trust, Inc.,
             Notes                                            7.95    5/15/2006      2,005
                                                                                  --------
                                                                                    20,584
                                                                                  --------

           TOBACCO (1.5%)
    3,000  UST Inc., Notes                                    6.63    7/15/2012      3,017
                                                                                  --------

           TRUCKING (1.6%)
    2,500  AMERCO, Bond-Backed Asset Trust
             Certificates(a)                                  7.14   10/15/2002      2,262
    1,000  AMERCO, Senior Notes                               7.85    5/15/2003        806
                                                                                  --------
                                                                                     3,068
                                                                                  --------
           Total corporate obligations (cost: $107,630)                            108,951
                                                                                  --------

           MORTGAGE SECURITIES (30.1%)

           COLLATERALIZED MORTGAGE OBLIGATIONS (21.4%)

    2,000  Federal Home Loan Mortgage Corp.,
             Series 2104 VN                                   6.00    6/15/2015      2,112
    1,000  Federal Home Loan Mortgage Corp.,
             Series 2160 VC                                   6.00    8/15/2013      1,050
    1,927  Federal Home Loan Mortgage Corp.,
             Series 2367 KV                                   7.00   10/15/2014      2,079
    1,892  Federal Home Loan Mortgage Corp.,
             Series 2369 VG                                   6.50   11/15/2011      1,967
    1,000  Federal Home Loan Mortgage Corp.,
             Series 2389 VH                                   6.00   12/01/2031      1,024
    1,945  Federal Home Loan Mortgage Corp.,
             Series 2412 VA                                   6.50   11/15/2012      2,060
    4,990  Federal Home Loan Mortgage Corp.,
             Series 2413 VA                                   6.50   11/15/2012      5,267
    1,000  Federal Home Loan Mortgage Corp.,
             Series 2427 VL                                   6.50   11/15/2017      1,034
    1,967  Federal Home Loan Mortgage Corp.,
             Series 2435 VG                                   6.00    2/15/2013      2,111

14

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------
   $2,000  Federal National Mortgage Assn.,
             Series 1998-36 VB                                6.00%   4/18/2011   $  2,083
    1,000  Federal National Mortgage Assn.,
             Series 1999-25 VB                                6.00    4/25/2016      1,045
    1,000  Federal National Mortgage Assn.,
             Series 1999-56 D                                 7.00   12/18/2014      1,061
    2,000  Federal National Mortgage Assn.,
             Series 2001-20 VB                                6.00    9/25/2017      2,042
    1,344  Federal National Mortgage Assn.,
             Series 2001-25 D                                 6.00    2/25/2014      1,379
    3,000  Federal National Mortgage Assn.,
             Series 2001-29 VB                                6.50    8/25/2016      3,169
    2,796  Federal National Mortgage Assn.,
             Series 2001-34 V                                 6.00    6/25/2012      2,913
    2,000  Federal National Mortgage Assn.,
             Series 2001-72 VB                                6.00   11/01/2031      2,069
    2,000  Government National Mortgage Assn.,
             Series 1999-14 VD                                6.00    3/20/2014      2,113
    1,000  Government National Mortgage Assn.,
             Series 2001-49 VB                                7.00   11/16/2016      1,044
    4,000  Government National Mortgage Assn.,
             Series 2002-4 VG                                 6.50   11/16/2017      4,178
                                                                                  --------
           Total collateralized mortgage obligations
             (cost: $39,993)                                                        41,800
                                                                                  --------

           COMMERCIAL MORTGAGE-BACKED SECURITIES (8.7%)

    3,000  Credit Suisse First Boston, Commercial
             Mortgage Pass-Through Certificates,
             Series 1998 C2, Class A-2                        6.30   11/11/2030      3,205
    2,000  Credit Suisse First Boston, Commercial
             Mortgage Pass-Through Certificates,
             Series 2001 CK1, Class A-2                       6.25   12/18/2035      2,141
    3,000  GS Mortgage Securities, Commercial
             Mortgage Pass-Through Certificates,
             Series 2001 ROCK, Class A-2                      6.62    5/03/2018      3,162
    3,000  Merrill Lynch Mortgage Trust,
             Commercial Mortgage Pass-Through
             Certificates, Series 2002 MW1, Class A-4         5.62    7/12/2034      3,031

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS (continued)
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

PRINCIPAL                                                   COUPON                  MARKET
   AMOUNT  SECURITY                                           RATE     MATURITY      VALUE
------------------------------------------------------------------------------------------
   $3,000  Morgan Stanley Dean Witter Capital I, Inc.,
             Commercial Mortgage Pass-Through
             Certificates, Series 1998 XL1, Class A-3         6.48%   6/03/2030   $  3,225
    2,000  TIAA CMBS 1 Trust, Commercial Mortgage
             Pass-Through Certificates, Series 2001
             C1A, Class A-3                                   6.56    6/19/2026      2,165
                                                                                  --------
           Total commercial mortgage-backed securities
             (cost: $16,405)                                                        16,929
                                                                                  --------
           Total mortgage securities (cost: $56,398)                                58,729
                                                                                  --------

           U.S. TREASURY INFLATION-INDEXED NOTES (7.0%)

    5,674  U.S. Treasury Inflation-Indexed Notes              3.38    1/15/2007      5,987
    7,231  U.S. Treasury Inflation-Indexed Notes              3.50    1/15/2011      7,638
                                                                                  --------
           Total U.S. treasury inflation-indexed notes
             (cost: $13,146)                                                        13,625
                                                                                  --------

           ASSET-BACKED SECURITIES (2.8%)

    2,215  Consumers Funding, LLC, Security Bond,
             Series 2001-1, Class A-5                         5.43    4/20/2015      2,238
    2,000  Detroit Edison, Commercial Mortgage
             Pass-Through Certificates,
             Series 2001-1, Class A-4                         6.19    3/01/2013      2,141
    1,045  Detroit Edison Securitization Funding,
             LLC, Bond, Series 2001-1, Class A-5              6.42    3/01/2015      1,129
                                                                                  --------
           Total asset-backed securities (cost: $5,173)                              5,508
                                                                                  --------

           CASH EQUIVALENT(1.2%)

    2,253  UBS Finance, Inc., CP(cost: $2,253)                1.83    8/01/2002      2,253
                                                                                  --------
           TOTAL INVESTMENTS (COST: $184,600)                                     $189,066
                                                                                  ========

16

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          to Portfolio of INVESTMENTS

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

         CALLABLE/PUTABLE SECURITY - Provides the option for the underwriter to call the bonds at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. This mandatory put feature shortens the effective maturity of the security.

SPECIFIC NOTES
--------------------------------------------------------------------------------

             (a) Security is not registered under the Securities Act of 1933.
                 A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

             (b) At July 31, 2002, the cost of securities purchased on a when-
                 issued basis was $4,000,000.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of ASSETS and LIABILITIES
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

ASSETS

  Investments in securities, at market value (identified cost of $184,600)         $189,066
  Cash                                                                                  153
  Receivables:
      Capital shares sold                                                               116
      USAA Investment Management Company                                                 79
      Interest                                                                        2,426
      Securities sold                                                                 7,567
                                                                                   --------
         Total assets                                                               199,407
                                                                                   --------

LIABILITIES

  Securities purchased                                                                4,000
  Capital shares redeemed                                                               226
  USAA Transfer Agency Company                                                           23
  Accounts payable and accrued expenses                                                  62
  Dividends on capital shares                                                           199
                                                                                   --------
         Total liabilities                                                            4,510
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $194,897
                                                                                   ========

NET ASSETS CONSIST OF:

  Paid-in capital                                                                  $203,033
  Accumulated undistributed net investment income                                         8
  Accumulated net realized loss on investments                                      (12,610)
  Net unrealized appreciation of investments                                          4,466
                                                                                   --------
            Net assets applicable to capital shares outstanding                    $194,897
                                                                                   ========
  Capital shares outstanding                                                         19,973
                                                                                   ========
  Authorized shares of $.01 par value                                               100,000
                                                                                   ========
  Net asset value, redemption price, and offering price per share                  $   9.76
                                                                                   ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

S T A T E M E N T
=================---------------------------------------------------------------
                  of OPERATIONS
                  (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
YEAR ENDED JULY 31, 2002

NET INVESTMENT INCOME

   Interest income                                                     $ 13,462
                                                                       --------
   Expenses:
      Management fees                                                       701
      Administrative and servicing fees                                     280
      Transfer agent's fees                                                 215
      Custodian's fees                                                       63
      Postage                                                                32
      Shareholder reporting fees                                             36
      Directors' fees                                                         4
      Registration fees                                                      67
      Professional fees                                                      45
      Other                                                                  13
                                                                       --------
         Total expenses before reimbursement                              1,456
      Expenses reimbursed                                                  (241)
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                     1,214
                                                                       --------
            Net investment income                                        12,248
                                                                       --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

       Net realized loss on investments                                 (11,654)
       Change in net unrealized appreciation/depreciation                (1,217)
                                                                       --------
            Net realized and unrealized loss                            (12,871)
                                                                       --------
Decrease in net assets resulting from operations                       $   (623)
                                                                       ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T S
===================-------------------------------------------------------------
                    of Changes in NET ASSETS
                    (in thousands)

USAA INTERMEDIATE-TERM BOND FUND
YEARS ENDED JULY 31,

                                                                     2002            2001
                                                                -------------------------
FROM OPERATIONS

       Net investment income                                    $  12,248      $    6,210
       Net realized loss on investments                           (11,654)           (880)
       Change in net unrealized appreciation/depreciation
          of investments                                           (1,217)          6,350
                                                                -------------------------
          Increase (decrease) net assets resulting
             from operations                                         (623)         11,680
                                                                -------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

       Net investment income                                      (12,251)         (6,272)
                                                                -------------------------

FROM CAPITAL SHARE TRANSACTIONS

       Proceeds from shares sold                                  153,347          92,083
       Reinvested dividends                                         9,456           4,712
       Cost of shares redeemed                                    (91,510)        (29,597)
                                                                -------------------------
          Increase in net assets from
             capital share transactions                            71,293          67,198
                                                                -------------------------
Net increase in net assets                                         58,419          72,606

NET ASSETS

       Beginning of period                                        136,478          63,872
                                                                -------------------------
       End of period                                            $ 194,897      $  136,478
                                                                =========================
Accumulated undistributed net investment income:
       End of period                                            $       8      $        -
                                                                =========================

CHANGE IN SHARES OUTSTANDING

       Shares sold                                                 15,020           9,118
       Shares issued for dividends reinvested                         934             466
       Shares redeemed                                             (9,093)         (2,977)
                                                                -------------------------
          Increase in shares outstanding                            6,861           6,607
                                                                =========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Intermediate-Term Bond Fund (the Fund). The Fund's investment objective is high current income without undue risk to principal.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

                 2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                 3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the

N O T E S
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          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

                    Fund, under valuation procedures approved by the Company's Board of Directors.

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

              D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

              E. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and
                 payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Funds' net asset value to the extent that the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into net outstanding when-issued commitments of $4,000,000.

              F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the

22

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

                 United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. In addition, the USAA funds which are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement whether used or not used, and by CAPCO based on their assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the year ended July 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of distributions made during the year from net investment income or net realized gains is determined in accordance

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

         with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the statement of assets and liabilities to increase accumulated undistributed net investment income by $11,000, increase accumulated net realized loss on investments by $8,000, and decrease paid-in-capital by $3,000. This reclassification has no effect on net assets.

         Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the tax deferral of losses on "wash sale" transactions.

         The tax character of distributions paid during the years ended July 31, 2002 and 2001, was as follows:

                                                         2002           2001
         -----------------------------------------------------------------------
         Ordinary income                             $12,221,000     $6,260,000

         As of July 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed ordinary income                             $    207,000
         Accumulated net realized loss on investments               (12,610,000)
         Unrealized appreciation                                      4,466,000

         Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2002, the Fund had a current post-October

24

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

         deferred capital loss of $12,383,000 and capital loss carryovers of $227,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. The capital loss carryovers will expire between 2008 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2002, were $179,245,000 and $112,131,000, respectively.

         The cost of securities at July 31, 2002, for federal income tax purposes, was $184,600,000.

         Gross unrealized appreciation and depreciation of investments as of July 31, 2002, for federal income tax purposes, were $8,280,000 and $3,814,000, respectively, resulting in net unrealized appreciation of $4,466,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the year ended July 31, 2002.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. Beginning with the month ending July 31, 2002, the investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Intermediate Investment Grade Funds Index, which tracks, the total return performance of the 30 largest funds within the Lipper Intermediate Investment Grade Debt Funds category. The base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the year ended July 31, 2002, the Fund's effective base fee was 0.38%of the Fund's average net assets.

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period consists of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from

26

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

                 (in the case of under performance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX (1)          AS A % OF THE FUND'S AVERAGE NET ASSETS
----------------------------------------------------------------------
+/- 0.20% to 0.50%             +/- 0.04%
+/- 0.51% to 1.00%             +/- 0.05%
+/- 1.01% and greater          +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 During the year ended July 31, 2002, the Fund paid the Manager total management fees of $701,000, which included a performance fee of $10,000.

              B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. During the year ended July 31, 2002, the Fund paid the Manager administrative and servicing fees of $280,000.

              C. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 0.65% of the Fund's average net assets, after the effect of any custodian fee offset arrangements, and will reimburse the Fund for all expenses in excess of that amount through November 30, 2002, which for the year ended July 31, 2002, equaled $241,000. In subsequent periods, the Manager may recover from the Fund all or a portion of expenses waived or reimbursed, provided that such recovery is made not later than three years from the Fund's inception date of August 2,1999, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

                 three years to exceed 0.65% of the Fund's average net assets, excluding the effect of any custodian fee offset arrangements. The recovery provision expired on August 2,2002, and no recovery amounts were accrued or paid through that date.

              D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. During the year ended July 31, 2002, the Fund paid USAA Transfer Agency Company transfer agent's fees of $215,000.

              E. UNDERWRITING SERVICES - The Manager provides exclusive under-
                 writing and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

         In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. These changes do not affect the Fund's net asset value, but do change the classification of certain amounts in the statement of operations. For the year ended July 31, 2002, interest income decreased by $8,000 and the change in net unrealized

28

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

         appreciation/depreciation of investments increased by $8,000. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $3,000 to reflect the cumulative effect of this change up to the date of adoption of August 1, 2001.

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                     PERIOD ENDED
                                             YEAR ENDED JULY 31,         JULY 31,
                                           --------------------------------------
                                                2002          2001          2000*
                                           --------------------------------------
Net asset value at
    beginning of period                    $   10.41     $    9.82      $  10.00
                                           --------------------------------------
Income (loss) from investment operations:
    Net investment income                        .67(b)        .72           .72
    Net realized and
       unrealized gain (loss)                   (.65)(b)       .59          (.18)
                                           -------------------------------------
Total from investment operations                 .02          1.31           .54
                                           -------------------------------------
Less distributions:
    From net investment income                  (.67)         (.72)         (.72)
                                           -------------------------------------
Net asset value at end of period           $    9.76     $   10.41      $   9.82
                                           =====================================
Total return (%)**                               .09         13.92          5.56
Net assets at end of period (000)          $ 194,897     $ 136,478      $ 63,872
Ratio of expenses to
    average net assets (%)***                    .65(a)        .65(a)        .65
Ratio of expenses to average net assets
    excluding reimbursements (%)***              .78(a)        .76(a)       1.03
Ratio of net investment income
    to average net assets (%)***                6.55(b)       7.08          7.37
Portfolio turnover (%)                         62.62         24.42          8.60

  * Fund commenced operations on August 2, 1999.
 ** Assumes reinvestment of all dividend income distributions during the period. *** For the year ended July, 31, 2002, average net assets were $187,096,000.
(a) Reflects total expenses prior to any custodian fee offset arrangement, which had no impact on these ratios.
(b) The adoption of the change in amortization method discussed in Note 8, New Accounting Pronouncement, has not created a change in these amounts.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA INTERMEDIATE-TERM BOND FUND
JULY 31, 2002

(10) CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

         On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 2, 1999. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

30

D I R E C T O R S '
===================-------------------------------------------------------------
                    INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Company has six Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of July 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

         * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

         ROBERT G. DAVIS(2)
         Director and Chairman of the Board of Directors
         Date of Birth: November 1946

         President and Chief Executive Officer of United Services Automobile Association (USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA IMCO, USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company (RealCo).

         CHRISTOPHER W. CLAUS(2)
         Director, President, and Vice Chairman of the Board of Directors Date of Birth: December 1960

         President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual Funds.

32

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN(3,4,5,6)
         Director
         Date of Birth: June 1945

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben has served in her capacity as Director since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, PH.D.(3,4,5,6)
         Director
         Date of Birth: July 1946

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses on the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR(3,4,5,6)
         Director
         Date of Birth: August 1945

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         LAURA T. STARKS, PH.D.(3,4,5,6)
         Director
         Date of Birth: February 1950

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER(2,3,4,5,6)
         Director
         Date of Birth: July 1943

         Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

34

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Date of Birth: November 1950

         Vice President, Fixed Income Investments, IMCO (12/99-present); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         STUART WESTER
         Vice President
         Date of Birth: June 1947

         Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         MICHAEL D. WAGNER
         Secretary
         Date of Birth: July 1948

         Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         MARK S. HOWARD
         Assistant Secretary
         Date of Birth: October 1963

         Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services; USAA Financial Planning Services; the USAA family of funds; and USAA Life Investment Trust, a registered investment company offering five individual Funds.

         DAVID M. HOLMES
         Treasurer
         Date of Birth: June 1960

         Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of the USAA family of funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Date of Birth: November 1960

         Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for the USAA family of funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

36

N O T E S
=========-----------------------------------------------------------------------

N O T E S
=========-----------------------------------------------------------------------

38

N O T E S
=========-----------------------------------------------------------------------

N O T E S
=========-----------------------------------------------------------------------

40

N O T E S
=========-----------------------------------------------------------------------

N O T E S
=========-----------------------------------------------------------------------

42

N O T E S
=========-----------------------------------------------------------------------

                  DIREECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    Ernst & Young LLP
                                100 West Houston St., Suite 1900
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 10:30 a.m. to 7 p.m.

              FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
           INFORMATION ABOUT    For account servicing, exchanges,
                MUTUAL FUNDS    or redemptions
                                1-800-531-8448, in San Antonio 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
          USAA TOUCHLINE(R)     For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, in San Antonio 498-8777

             INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

                                                                         [LOGO]
                                                                        Recycled
                                                                          Paper

--------------------------------------------------------------------------------

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40050-0902                                   (C)2002, USAA. All rights reserved.